EQUIPMENT LEASE

NFL

Agreement Number:

Agreement Date:

Lessee Name: OXYSURE SYSTEMS INCORPORATED
Lessee Address: 10880 JOHN W. ELLIOT DR.
FRISCO, TX 75034

Supplier: Nevill Business Machines, Inc.
1305 West Beltline, Suite 320
Carrollton, Texas 75006

Equipment Location (if different):

Equipment Model & Descriptions	Serial Number	Accessories
SHARP MX-2300N		

___ see attached schedule for additional equipment/accessories

Non-Refundable Advanced Lease Payment(s) 0.00 representing first and 0.00 month's payments.
Number of Payments 60 @ $ ~~193.65~~ 175.00 per month (plus taxes). Lease and purchase option: fair market value 10/17/07

If the payment amount shown above includes support or maintenance charges, you acknowledge that we collect such charges for the service provider only as an accommodation to you. We are not responsible for any service obligations. The undersigned Lessee ("Lessee") unconditionally and irrevocably agrees to lease from Nevill Financial Leasing (the "Equipment"), the Equipment described above on the terms set forth in this Lease Agreement and in any Exhibit(s) and/or other attachments referencing this Lease Agreement (collectively, this "Lease"), which Equipment is being purchased from the supplier(s) described above (each a "Supplier").

1. Lease. You (the "Lessee") agree to lease from us, Nevill Financial Leasing (the "Lessor"), the Equipment listed above (the "Lease") pursuant to the terms of this Equipment Lease. You authorize us to adjust the Lease payments by up to 15% if the cost of the Equipment or taxes differ from the Supplier's estimate. The Lease starts on the day the Equipment is delivered to you (the "Commencement Date") and the Lease payments shall be payable in advance begining on the Commencement Date or any later date designated by Us and

thereafter until all amounts are fully paid pursuant to the terms of this Lease. We may charge you and you shall pay to us a one-time administration fee of $75.00 to reimburse us for documentation and investigation costs. Your Lease obligations are absolute, unconditional, and are not subject to cancellation, reduction, setoff or counterclaim. When a payment is not made when due, you agree to pay us a late charge of 10% for each payment or $29, whichever is greater. We may charge you a fee of $55 for any check that is returned. YOU ACKNOWLEDGE THAT NO ONE IS AUTHORIZED TO WAIVE OR CHANGE ANY TERM, PROVISION OR Condition OF The LEASE. You agree this is a non-cancelable Lease.

2. Equipment Use, Warranties and Maintenance. We are leasing the Equipment to You "AS IS" AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, and INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE. We transfer to you any manufacturer warranties. You are required to keep the Equipment in good working condition and to pay for all supplies and repairs. If the Equipment is attached to real estate, it remains our personal property and you agree not to permit a lien to be placed upon the Equipment or remove it without our prior written consent.

3. Assignment. You agree not to transfer, sell, sublease, assign, pledge or encumber either the Equipment or any rights under this Lease without our prior written consent. You agree that we may sell, assign or transfer the Lease and the new owner will have the same rights and benefits we now have and will not be subject to any claims, defenses or setoffs that you may have against us or any Supplier.

4. Risk of Loss and Insurance. You bear all risks of loss or damage to the Equipment and if any loss occurs you are nevertheless required to satisfy all of your Lease obligations. You will keep the Equipment insured against all risks of loss or damage for an amount equal to its replacement cost. You will list us as the sole loss payee for the insurance and give us written proof of the insurance. If you do not give us such proof, we may elect to obtain insurance and you will pay us for any insurance premium and related costs. We are not responsible for any losses or injuries caused by the Equipment and you will reimburse us and defend us against any such claims at your expense. This indemnity will continue after the termination of this Lease. You will obtain and maintain comprehensive public liability insurance naming us as an additional insured with coverage and amounts acceptable to us.

5. Taxes. You agree to pay when due, either directly or as reimbursement to us, (i.e., sales, use and personal property) taxes and charges in connection with ownership and use of the Equipment.

6. End of Lease. If you do not give written notice to us at least 60 but not more than 120 days of your election to exercise any such purchase option or to return all of the Equipment at the end of Lease term, the Lease shall automatically renew for successive three-month periods on all of the original terms of this Lease. Provided you have given timely notice, you shall return the Equipment to us at your cost, in good condition and working order in a manner and to a location designated by us or remit purchase option.

7. Default and Remedies. You are in default on this Lease if a) you fail to pay a Lease payment or any other amount when due; or b) You breach any other obligation under the Lease. If you are in default on the Lease we may: a) declare the entire balance of unpaid Lease payments for the Lease plus the Equipment's anticipated end of Lease fair market value or fixed price purchase option (the "Residual") with future Lease payments and the Residual discounted to the date of default at 3% per annum from the date of default; b) require that You immediately return the Equipment to us or we may peaceably repossess it. Any return or repossession will not be considered a termination or cancellation of the Lease. If the Equipment is returned or repossessed we will sell or re-lease the Equipment at terms we determine, at one or more public or private sales, with or without notice to you, and apply the net proceeds (after deducting related expenses) to your obligations. You remain liable for any deficiency with any excess being retained by us.

8. Miscellaneous. You agree the Lease is a Finance Lease as defined in Article 2A of the UCC. You acknowledge we have given you the name of the Equipment Supplier; agree that you have rights under this contract with the Supplier and may contact the Supplier for a description of these rights. This Lease shall be governed and construed in accordance with the laws of the State of Texas (or in the event of an assignment of this lease, the state of the assignee's state of incorporation) and you waive your rights to a trial by jury. You agree to waive any and all rights and remedies granted to you under Sections 2A-508 through 2A-522 of the UCC. You agree that the Equipment will be used for business purposes and not for personal, family or household use you agree that a facsimile copy of the Lease with facsimile signatures may be treated as an original and will be admissible as evidence of the Lease.

Lessee	Guaranty
Lesee Full Legal Name: OXYSURE SYSTEMS INCORPORATED	I unconditionally guaranty prompt payment and performance of all the leasee's obligations. The lessor is not required to proceed against the lessee or the equipment, or to enforce other any kind to which I may be entitled. This is a continuing guaranty and will remain in effect in the event of my death and may be enforced by, or, for the benefit of, any assignee or successor of the lessor.
DBA:	
Title:	
FEIN/Social Security Number:	
Date:	
Print Name of Authorized Signer:	Signature:
Lessee Signature: [signature]	Print Name:

Acceptance This lease will not be considered valid without an authorized signature below. The lessee and equipment is intended for business purposes only.
Lessor: Nevill Financial Leasing, by: ______ Title: ______ Signature: ______

NEVILL SALES ORDER

thebusinessmachineleader

TEXAS' #1 DOCUMENT SOLUTIONS DEALER

Corporate Headquarters :
1305 West Beltline Road • Ste.#320 • Carrollton • TX 75006
469.574.0041 • fax 469.574.0039
www.nevillsolutions.com

Local Sales Office :
Fort Worth 817.595.2255 ☐
Corpus Christi 361.882.6482 ☐
McAllen 956.686.2751 ☐
Harlingen 956.412.6482 ☐
Laredo 956.753.7212 ☐

Sold to: OxySure Systems Inc.	Deliver to:
Billing Address 10880 John W. Elliot Dr.	Address
City, ST, Zip Frisco, TX 75034	City, ST, Zip
Contact Scott T. Freeman	Contact (for service)
PH# 972-529-4773 Fax#	PH# Fax#
Email sfreeman@oxysure.com	Email
NEVILL Billing Code ☐☐☐☐☐☐	NEVILL Shipping Code ☐☐☐☐☐☐

Customer Status	Leasing Company	Date of Sale	Customer's PO#	Sales Consultant
☒ New ☐ Existing	Key			Yong Sharpe
Requested Delivery/Method			Terms ☐ Cash ☒ Lease ☐ Rental	

Quantity	Item number	MA	Product Description	Unit Price	Extended Price
1			Sharp MX-2300N`Digital Color Copier		
1			100 Pages Auto Document Feeder		
1			Unlimited 2 Sided copies		
1			Post Script 3 Expansion Kit		
1			3x500 Universal Paper Trays		
1			Network Print		
1			Network Scan		
1			USB 256 Memory		
1			40 Gig Hard Drive		
				Freight	
				Subtotal	
				Sales Tax	
				TOTAL DUE	

Special Instructions / Lease Approval Number

See reverse side for terms and conditions of sale.
Signature below indicates agreement of all terms.

form SO 09.12.06

Customer Signature	Title	Date
X [signature]	CEO	10/18/07

NEVILL
thebusinessmachineleader

GOLD LEVEL COLOR MAINTENANCE CONTRACT

v12142005c

Date

Nevill Business Machines, Inc., herein after referred to as "NBM" and the following named customer, herein after referred to as "Customer", agree for the maintenance of one or more products as described below, according to the terms and conditions on the reverse, which the Customer has read in full:

Customer Name OxySure Systems Inc.

Business Address 10880 John W. Elliot Dr.

City Frisco State TX Zip 75034 Telephone 214-618-7908

Customer # ______ Key Operator Scott T. Freeman Zone 1

COLOR MAINTENANCE COVERAGE: ☒ COPIER ☒ PRINTER ☐ FAX ☒ SCANNER (SELECT SERVICE BELOW)

☒ *Nevill Full Service* coverage includes labor, parts, drums & supplies (excludes paper & staples).

☐ *Nevill Standard Service* coverage includes labor & parts only (excludes drum, fuser, image unit, staples, toner & transfer belts).

COLOR MAINTENANCE PLAN: (SELECT ONE)

☐ *Annual Agreement** : rate $______ per year. Coverage is for one year from contract Beginning Date.

☐ *Annual Time or Usage Contract** : rate $______ per year. Coverage is for one year from contract Beginning Date or ______ prints, whichever occurs first.

☒ *Annual Contract with a Rate** of $ N/A per month / quarter. Coverage includes No Minimum allowable color prints and No Minimum black & white prints per month / quarter with overages invoiced monthly / quarterly at $ .08 cent per color print and .012 cent per black & white print.

Single sheet scans invoiced in arrears at the rate of $ .002 per print.

*all pricing does not include tax

Program Type Full Service Beginning Meter ______ Beginning Date ______

Equipment Make, Model & Description	Serial Number	Equipment ID#
Sharp MX-2300N Digital Color Copier		

☐ special instructions : ______

Customer Acceptance

This Contract, consisting of the terms & conditions appearing above and on the reverse side, is hereby approved, accepted and executed by the respective parties hereto on the date set forth adjacent to their signatures. By: JULIAN ROSS

Signature: [signature] title: CEO date: 10/18/07

Nevill Acceptance

This Contract has no force or effect unless executed by a Service Manager, Service Administrator, or an Officer of the Company.

Authorized by: ______

Signature: ______ title: ______ date: ______


aspecialpresentation
foryou

OxySure Systems, Inc

Scott T. Freeman, P.E.

Yong Sharpe 214-213-0525

NEVILL
thebusinessmachineleader

SOLUTION

Lease Options:

SHARP MX-2300N

23 PPM Color Copier

23 PPM B&W copier

48 PPM Scanning Speed

36 Months Lease:

$ 285.00 per month + Tax

X **Fax option $ 24.80 per month**

X **Finisher w/Stapler Option $ 35.58**

Lease with 2 Down payment

FMV Lease

NEVILL
thebusinessmachineleader

SOLUTION

Purposed Equipment:

SHARP MX-2300N COLOR COPIER

23 PPM Color Copier

23 PPM B&W Copier

48 PPM Scanning Speed

100 Pages Document Feeder

Auto 2 Sided Copies

3 x 500 sheet paper Trays

100 sheet Bypass Tray

Network Print

Print Business Cards

Print Post Cards

Network Scan

(scan to email, Desktop,FTP)

USB Port for Direct Printing

40 Gig print hard drive

NEVILL
thebusinessmachineleader

SOLUTION

your
GOLD LEVEL
maintenance
plan

Full Service Maintenance

.012 Cent per Black & White copy

.08 Cent per Color Copy

Includes: All Toners
All Parts and Labor
On- Site Service
Gold Level Warranty

Nevill's Gold Level Service includes all inspections, a maximum 4 hour emergency response time, N.SITE. In addition preventative maintenance calls are done as required by manufactures standards.

♦ Note: Nevill Business Machines warranties all copiers under it's
♦ 5 Year Gold Level Warranty (See certificate for details)

NEVILL
thebusinessmachineleader

SOLUTION